Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Ardent Health, Inc. (the “Company”) on Form 10-K for
the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin J. Bonick, President and Chief Executive Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 16, 2026

		By:	/s/ Martin J. Bonick
			Name:	Martin J. Bonick
			Title:	President and Chief Executive Officer
(Principal Executive Officer)